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Subsidiaries                                         Formation      Exhibit 21.1
                                                       State
                                                     ---------

First States Investors 2001 GP, LLC                  AL

First States Investors 62, LLC                       AR
First States Investors 63, LLC                       AR

American Financial TRS, Inc.                         DE
First States Group LLC                               DE
First States Group LP                                DE
First States Holdings, LLC                           DE
First States Holdings, LP                            DE
First States Investors 2500, LLC                     DE
First States Investors 2501, LLC                     DE
First States Investors 3500, LLC                     DE
First States Investors 3500A, LLC                    DE
First States Investors 80, LLC                       DE
First States Investors 82, LLC                       DE
First States Investors LLC                           DE
First States Investors LP                            DE
First States Investors No. 1000, LLC                 DE
First States Investors No. 1000, LP                  DE
First States Investors Realty, LLC                   DE
First States Investors TRS, LLC                      DE
First States Management, LLC                         DE
First States Partners 123 S. Broad I, LLC            DE
First States Partners 123 S. Broad I, LP             DE
First States Partners 123 S. Broad II, LLC           DE
First States Partners 123 S. Broad II, LP            DE
First States Partners III LLC                        DE
First States Partners III LP                         DE
First States Realty, LP                              DE

First States Investors 2002, Limited Partnership     FL
First States Investors 2002, LLC                     FL
First States Investors 29, LLC                       FL
First States Investors 30, LLC                       FL
First States Investors 3001, Limited Partnership     FL
First States Investors 3001, LLC                     FL
First States Investors 3002, Limited Partnership     FL
First States Investors 3002, LLC                     FL
First States Investors 3003, Limited Partnership     FL
First States Investors 3003, LLC                     FL
First States Investors 3004, Limited Partnership     FL
First States Investors 3004, LLC                     FL
First States Investors 3005, Limited Partnership     FL
First States Investors 3005, LLC                     FL
First States Investors 3006, Limited Partnership     FL
First States Investors 3006, LLC                     FL
First States Investors 3007, Limited Partnership     FL
First States Investors 3007, LLC                     FL

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First States Investors 3008, Limited Partnership     FL
First States Investors 3008, LLC                     FL
First States Investors 3009, Limited Partnership     FL
First States Investors 3009, LLC                     FL
First States Investors 50, Limited                   FL
First States Investors 50, LLC                       FL
First States Investors 64, Limited Partnership       FL
First States Investors 64, LLC                       FL
First States Investors 65, Limited Partnership       FL
First States Investors 65, LLC                       FL
First States Investors 67, Limited Partnership       FL
First States Investors 67, LLC                       FL
First States Investors 68, Limited Partnership       FL
First States Investors 68, LLC                       FL
First States Investors 73, Limited Partnership       FL
First States Investors 73, LLC                       FL
First States Investors 77, Limited Partnership       FL
First States Investors 77, LLC                       FL

First States Investors 19, LLC                       GA
First States Investors 3010, LLC                     GA
First States Investors 3014, LLC                     GA
First States Investors 79, LLC                       GA
First States Investors 81, LLC                       GA

First States Investors 69, LLC                       IA

First States Investors 83, LLC                       IL

First States Investors 16, LLC                       KS
First States Investors 66, LLC                       KS

American Financial Realty Trust                      MD
First States Investors 59, LLC                       MD

First States Investors 40, LLC                       MO
First States Investors 71, LLC                       MO
First States Investors 78, LLC                       MO
First States Investors 84, LLC                       MO
First States Investors 85, LLC                       MO
First States Investors 86, LLC                       MO

First States Investors 2004, LLC                     MS

First States Investors 27, LLC                       NC
First States Investors 3015, LLC                     NC
First States Investors 3016, LLC                     NC
First States Investors 3017, LLC                     NC
First States Investors 3018, LLC                     NC
First States Investors 3019, LLC                     NC
First States Investors 3020, LLC                     NC
First States Investors 3021, LLC                     NC

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First States Investors 3022, LLC                     NC
First States Investors 3023, LLC                     NC
First States Investors 3024, LLC                     NC
First States Investors 3026, LLC                     NC
First States Investors 3027, LLC                     NC
First States Investors 3028, LLC                     NC
First States Investors 3029, LLC                     NC
First States Investors 3030, LLC                     NC
First States Investors 3031, LLC                     NC
First States Investors 3032, LLC                     NC
First States Investors 39, LLC                       NC

First States Partners No. 213, LLC                   NJ

First States Investors 72, LLC                       NV

First States Investors 76, LLC                       OR

American Financial Realty Abstract, LLC              PA
Chester Court Management Inc                         PA
Chester Court Realty, LLC                            PA
Chester Court Realty LP                              PA
Dresher Court Management Inc.                        PA
Dresher Court Realty LP                              PA
First State Abstract LLC                             PA
First States Charleston, LLC                         PA
First States Charleston, LP                          PA
First States Management Corp, LLC                    PA
First States Partners II, LLC                        PA
First States Partners II, LP                         PA
First States Partners No. 201, GP, LLC               PA
First States Partners No. 201, LP                    PA
First States Partners No. 203, LLC                   PA
First States Partners No. 216 GP, LLC                PA
First States Partners No. 216, LP                    PA
First States Partners No. 236 GP, LLC                PA
First States Partners No. 236, LP                    PA
First States Partners, LP                            PA
First States Properties Jenkins Court, LLC           PA
First States Properties Jenkins Court, LP            PA
First States Properties LLC                          PA
First States Properties LP                           PA
First States Properties No. 12, LLC                  PA
First States Properties No. 14, LLC                  PA
First States Properties No. 15, LLC                  PA
First States Properties No. 19, LLC                  PA
First States Properties No. 25, LLC                  PA
First States Properties No. 26, LLC                  PA
First States Properties No. 27. LLC                  PA
First States Properties No. 28, LLC                  PA
First States Properties No. 30, LLC                  PA
First States Properties No. 31, LLC                  PA

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First States Properties No. 33, LLC                  PA
First States Properties No. 34, LLC                  PA
First States Properties No. 35, LLC                  PA
First States Properties No. 36, LLC                  PA
First States Properties No. 37, LLC                  PA
First States Properties No. 41, LLC                  PA
First States Properties No. 43, LLC                  PA
First States Properties No. 45, LLC                  PA
First States Properties No. 48, LLC                  PA
First States Properties No. 49, LLC                  PA
First States Properties No. 50, LLC                  PA
First States Properties No. 51, LLC                  PA
First States Properties No. 52, LLC                  PA
First States Properties No. 56, LLC                  PA
First States Properties No. 59, LLC                  PA
First States Properties No. 60, LLC                  PA
First States Properties No. 62, LLC                  PA
First States Properties No. 63, LLC                  PA
First States Properties No. 67, LLC                  PA
First States Properties No. 69, LLC                  PA
First States Properties No. 7, LLC                   PA
First States Properties No. 71, LLC                  PA
First States Properties No. 73, LLC                  PA
First States Properties No. 75, LLC                  PA
First States Properties No. 76, LLC                  PA
First States Properties No. 8, LLC                   PA
First States Properties No. 82, LLC                  PA
First States Properties No. 83, LLC                  PA
First States Properties No. 84, LLC                  PA
First States Properties No. 85, LLC                  PA
First States Properties No. 86, LLC                  PA
First States Properties No. 87, LLC                  PA
First States Properties No. 9, LLC                   PA
First States Realty Corp., LLC                       PA
First States Realty, LLC                             PA
Holdings Two General Partner, LLC                    PA
Holdings Two, LP                                     PA
Properties Two General Partner, LLC                  PA
Properties Two, LP                                   PA

First States Investors 3035, LLC                     SC
First States Investors 3037, LLC                     SC
First States Investors 3038, LLC                     SC
First States Investors 3039, LLC                     SC
First States Investors 3040, LLC                     SC
First States Investors 3041, LLC                     SC
First States Investors 3042, LLC                     SC
First States Investors 3043, LLC                     SC
First States Investors 3044, LLC                     SC

First States Investors 2005, LLC                     TN
First States Investors 2006, LLC                     TN

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First States Investors 2007, LLC                     TN
First States Investors 2008, LLC                     TN
First States Investors 2009, LLC                     TN
First States Investors 2010, LLC                     TN
First States Investors 2012, LLC                     TN
First States Investors 70, LLC                       TN

First States Investors 18 GP, LLC                    TX
First States Investors 18, LP                        TX
First States Investors 74 GP, LLC                    TX
First States Investors 74, Limited Partnership       TX
First States Investors 75 GP, LLC                    TX
First States Investors 75, Limited Partnership       TX

First States Investors 3047, LLC                     VA
First States Investors 3051, LLC                     VA
First States Investors 3052, LLC                     VA
First States Investors 3056, LLC                     VA